UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2023

HILLENBRAND, INC.

(Exact name of registrant as specified in its charter)

Indiana	1-33794	26-1342272
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard
Batesville, Indiana	47006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 931-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, without par value	HI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On September 1, 2023, Hillenbrand, Inc. (“Hillenbrand”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Original 8-K”) reporting the completion of Hillenbrand’s acquisition of the Schenck Process Food and Performance Materials Business (“FPM”) under the terms of the Share Purchase Agreement, dated as of May 23, 2023 (the “Agreement”), between Hillenbrand’s wholly owned subsidiary Milacron LLC and Schenck Process Holding GmbH. This Amendment No. 1 amends the Original 8-K, in accordance with Item 9.01(a)(3) and Item 9.01(b)(2) of Form 8-K, to include the financial statements required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K. This Amendment No. 1 should be read in conjunction with the Original 8-K. Except as set forth herein, no modifications have been made to information contained in the Original 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The following financial statements are filed as part of this report:

•	audited combined financial statements of the Schenck Food and Performance Materials Business as of and for the year ended December 31, 2022, with independent auditor’s report (filed herewith as Exhibit 99.2 and incorporated by reference herein); and

•	unaudited combined financial statements of the Schenck Food and Performance Materials Business as of June 30, 2023 and December 31, 2022 and for the six months ended June 30, 2023 and 2022 (filed herewith as Exhibit 99.3 and incorporated by reference herein).

(b) Pro forma financial information.

Unaudited pro forma condensed combined financial information of Hillenbrand for the fiscal year ended September 30, 2022 and as of and for the nine months ended June 30, 2023, giving effect to the acquisition of FPM, is filed herewith as Exhibit 99.4 and incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description
Exhibit 2.1†	Share Purchase Agreement, dated as of May 23, 2023, between Milacron LLC, as Purchaser, and Schenck Process Holding GmbH, as Seller (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K filed May 30, 2023)*
Exhibit 23.1	Consent of KPMG LLP
Exhibit 99.1†	Press release, dated September 1, 2023, issued by Hillenbrand**
Exhibit 99.2	Audited combined financial statements of the Schenck Food and Performance Materials Business as of and for the year ended December 31, 2022, with independent auditor’s report
Exhibit 99.3	Unaudited combined financial statements of the Schenck Food and Performance Materials Business as of June 30, 2023 and December 31, 2022, and for the six months ended June 30, 2023 and 2022
Exhibit 99.4	Unaudited pro forma condensed combined financial information
Exhibit 104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

†	Included in Original 8-K.

*	The Agreement contains representations and warranties by each of the parties to the Agreement, which were made only for purposes of that agreement and as of specified dates. The representations, warranties, covenants, and agreements in the Agreement were made solely for the benefit of the parties to the Agreement, are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties, covenants, and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of Hillenbrand or its respective subsidiaries and affiliates, including FPM. Moreover, information concerning the subject matter of the representations, warranties, covenants, and agreements may change after the date of the Agreement, which subsequent information may or may not be fully reflected in Hillenbrand’s public disclosures.
**	The press release was furnished as Exhibit 99.1 to the Original 8-K pursuant to Item 7.01 of Form 8-K. The information furnished in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, and shall not be deemed to be incorporated by reference into any Hillenbrand filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2023	HILLENBRAND, INC.

	By:	/s/ Robert M. VanHimbergen
Robert M. VanHimbergen
Senior Vice President and Chief Financial Officer